                                                                     EXHIBIT 4.1

                                                                  EXECUTION COPY






                                  VELOCOM INC.



                 THIRD AMENDED AND RESTATED INVESTORS AGREEMENT

                                 JANUARY 7, 2000






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                                TABLE OF CONTENTS

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Article I Certain Definitions.....................................................................................1


Article II Registration Rights....................................................................................6

     2.1 Demand Registrations ....................................................................................6
     2.2 Piggyback Registrations .................................................................................8
     2.3 Expenses of Registration ................................................................................8
     2.4 Registration Procedures .................................................................................9
     2.5 Indemnification ........................................................................................10
     2.6 Other Obligations ......................................................................................12
     2.7 Termination of Registration Rights .....................................................................13

Article III Restrictions On Transfer Of Stock....................................................................13

     3.1 Restrictions on Transfer of Management Stock ...........................................................13
     3.2 Right of First Negotiation .............................................................................14
     3.3 Tag-Along Rights .......................................................................................16

Article IV Covenants Of The Company..............................................................................17

     4.1 Basic Financial Information ............................................................................17
     4.2 Additional Information Rights ..........................................................................18
     4.3 Prompt Payment of Taxes, Etc ...........................................................................18
     4.4 Maintenance of Properties and Leases ...................................................................18
     4.5 Insurance ..............................................................................................19
     4.6 Accounts and Records ...................................................................................19
     4.7 Independent Accountants ................................................................................19
     4.8 Compliance with Laws ...................................................................................19
     4.9 Maintenance of Corporate Existence, Etc ................................................................20
     4.10 Limited Preemptive Rights .............................................................................20
     4.11 Additional Investor Rights ............................................................................21
     4.12 Negative Covenants ....................................................................................21

Article V Corporate Governance...................................................................................22

     5.1 Board of Directors .....................................................................................22
     5.2 Meetings of the Board ..................................................................................24
     5.3 Committees .............................................................................................24
     5.4 Reimbursement of Expenses ..............................................................................24
     5.5 Certain Approvals by Stockholders ......................................................................25
     5.6 Certain Approvals by Directors .........................................................................25

Article VI Miscellaneous.........................................................................................25

     6.1 Governing Law ..........................................................................................25
     6.2 Successors and Assigns .................................................................................25



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     6.3 Entire Agreement; Amendment and Waiver .................................................................26
     6.4 Specific Enforcement ...................................................................................26
     6.5 Severability ...........................................................................................26
     6.6 Notices, Etc ...........................................................................................26
     6.7 Counterparts; Facsimile ................................................................................27
     6.8 Delays or Omissions ....................................................................................27
     6.9 Termination ............................................................................................27



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                 THIRD AMENDED AND RESTATED INVESTORS AGREEMENT

         This Third Amended and Restated Investors Agreement (this "Agreement") is dated as of January 7, 2000, by and among (i) VeloCom Inc. a Delaware corporation (the "Company"), (ii) the holders of the Company's Common Stock, Series A Preferred Stock, Series B Preferred Stock and/or Series B-1 Preferred Stock identified as "Investors" on the signature page (the "Investors") and
(iii) the other holders of the Company's Common Stock, Series A Preferred Stock, Series B Preferred Stock and/or Series B-1 Preferred Stock, including Management Holders (as defined below) identified as "Other Holders" on the signature page (the "Other Holders"). The Investors and the Other Holders are referred to collectively as the "Stockholders."

         In consideration of the mutual promises and covenants set forth herein, the parties agree as follows:

                                    ARTICLE I
                               CERTAIN DEFINITIONS

         As used in this Agreement, the following terms shall have the following respective meanings:

         "AFFILIATE" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with, such Person; for purposes of this definition, "control" shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise. A follow-on fund of an Investor, a fund formed by the executives of any Investor and any co-investment vehicle, shall be deemed to be an Affiliate of such Investor.

         "AGREEMENT" shall have the meaning set forth in the Introductory Paragraph of this Agreement.

         "BANK OF AMERICA DIRECTOR" shall have the meaning set forth in Section 5.1(a)(ii)(H) of this Agreement.

         "CENTENNIAL ENTITIES" shall have the meaning set forth in Section 5.1(a)(ii)(C) of this Agreement.

         "CENTENNIAL ENTITIES DIRECTOR" shall have the meaning set forth in
Section 5.1(a)(ii)(C) of this Agreement.

         "CHESTNUT DIRECTOR" shall have the meaning set forth in Section 5.1(a)(ii)(I) of this Agreement.



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         "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

         "COMMON STOCK" shall mean the Company's Voting Common Stock and Non-Voting Common Stock, $.0001 par value per share.

         "COMMON STOCK DEEMED OUTSTANDING" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus (a) the number of shares of Common Stock which would be issued upon exercise of all of the Company's outstanding options and warrants and (b) the number of shares of Common Stock which would be issued upon conversion or exchange of all of the Company's outstanding convertible securities (including convertible securities issuable upon exercise of options and warrants).

         "COMPANY" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "COMPANY NEGOTIATION PERIOD" shall have the meaning set forth in
Section 3.2(b) of this Agreement.

         "CRESCENDO ENTITIES" shall have the meaning set forth in Section 5.1(a)(ii)(D) of this Agreement.

         "CRESCENDO ENTITIES DIRECTOR" shall have the meaning set forth in
Section 5.1(a)(ii)(D) of this Agreement.

         "DEMAND REGISTRATION" shall have the meaning set forth in Section 2.1(a) of this Agreement.

         "EQUITY SECURITIES" shall have the meaning set forth in Section 4.10(a) of this Agreement.

         "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934 (or any similar successor federal statute), as amended, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

         "FIRST UNION DIRECTOR" shall have the meaning set forth in Section 5.1(a)(ii)(J) of this Agreement.

         "FLOOR PRICE" shall have the meaning set forth in Section 3.2(d) of this Agreement.

         "FORMUS DIRECTOR" shall have the meaning set forth in Section 5.1(a)(ii)(F) of this Agreement.

         "INDEMNIFIED PARTY" shall have the meaning set forth in Section 2.5(c) of this Agreement.



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         "INDEMNIFYING PARTY" shall have the meaning set forth in Section 2.5(c)
of this Agreement.

         "INITIATING HOLDERS" shall mean holders of Registrable Securities representing not less than thirty-three percent (33%) of the then-outstanding Registrable Securities.

         "INVESTORS" shall have the meaning set forth in the introductory paragraph of this Agreement. Permitted Transferees of an Investor shall also be considered to be Investors.

         "INVESTOR STOCK" shall mean (i) shares of Common Stock owned by the Investors or any transferee thereof; (ii) shares of Common Stock issued or issuable upon the conversion or exercise of any stock (including, without limitation, the Series A Preferred Stock and Series B/B-1 Preferred Stock) warrants, options or other securities of the Company owned by the Investors or any transferee thereof; and (iii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) and (ii)above.

         "INVESTORS PRO RATA NUMBER OF SHARES" shall have the meaning set forth in Section 3.1 of this Agreement.

         "LONG FORM REGISTRATION" shall have the meaning set forth in Section 2.11(a) of this Agreement.

         "MANAGEMENT DIRECTORS" shall have the meaning set forth in Section 5.1(a)(ii)(A) of this Agreement.

         "MANAGEMENT HOLDERS" shall mean members of the Company's management that hold shares of Common Stock, Series A Preferred Stock or Series B/B-1 Preferred Stock and are parties to this Agreement or have agreed to be bound by the provisions of this Agreement. As of the date hereof, the Management Holders are as set forth on Schedule I. Permitted Transferees of a Management Holder shall also be considered to be Management Holders.

         "MANAGEMENT STOCK" shall mean (i) shares of Common Stock owned by the Management Holders or any transferee thereof, other than an Investor; (ii) shares of Common Stock issued or issuable upon the conversion or exercise of any options, warrants or other securities of the Company owned by the Management Holders; and (iii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) and (ii) above.

         "NEGOTIATION PERIOD" shall have the meaning set forth in Section 3.2(c) of this Agreement.

         "OFFER" shall have the meaning set forth in Section 3.3(b) of this Agreement.

         "OFFEREES" shall have the meaning set forth in Section 3.2(a) of this Agreement.



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         "OFFER NOTICE" shall have the meaning set forth in Section 3.2(a) of this Agreement.

         "OTHER HOLDERS" shall have the meaning set forth in the introductory paragraph of this Agreement.

         "OTHER STOCK" shall mean (i) shares of Common Stock owned by the Other Holders or any transferee thereof, other than an Investor (including, without limitation, shares of Management Stock held by any Management Holder or any Permitted Transferee thereof); (ii) shares of Common Stock issued or issuable upon the conversion or exercise of any options, warrants or other securities of the Company owned by the Other Holders (including, without limitation, any Management Holder); and (iii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) and (ii) above.

         "OUTSIDE DIRECTOR" shall have the meaning set forth in Section 5.1(a)(ii)(G) of this Agreement.

         "PERSON" shall mean any individual, partnership, joint venture, firm, corporation, limited liability company, association, trust or other similar entity or any government or political subdivision or agency, department or instrumentality thereof.

         "PERMITTED TRANSFEREE" shall mean with respect to a Management Holder, a member of such Management Holder's immediate family, a trust established for the benefit of members of such Management Holder's immediate family, or a transferee of such Management Holder by will or the laws of intestate succession. With respect to an Investor, "Permitted Transferee" shall mean an Affiliate of such Investor.

         "PIGGYBACK REGISTRATION" shall have the meaning set forth in Section 2.2(a) of this Agreement.

         "PREFERRED STOCK" shall mean all of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Series B-1 Preferred Stock.

         "QUALIFIED HOLDER" shall have the meaning set forth in Section 4.2(a) of this Agreement.

         "QUALIFIED PUBLIC OFFERING" shall mean an underwritten public offering of Common Stock resulting in proceeds to the Company of not less than $50,000,000 (prior to expenses and underwriting commissions) and at an offering price per share of at least $15.00 per share (as adjusted for stock splits, recapitalizations and the like).

         "REGISTRABLE SECURITIES" shall mean the Investor Stock and the Other Stock; provided, however, that Registrable Securities shall not include any shares of Investor Stock or Other Stock that have previously been registered under the Securities Act or that have otherwise been sold to the public in an open-market transaction under Rule 144.



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         The terms "REGISTERS," "REGISTERED" and "REGISTRATION" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of the effectiveness of such registration statement by the Commission.

         "REGISTRATION EXPENSES" shall mean all expenses incurred in effecting any registration pursuant to this Agreement, including without limitation all registration, qualification and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, expenses of any regular or special audits incident to or required by any such registration, and the fees and expenses of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration, but excluding Selling Expenses.

         "REQUIRED HOLDERS" shall have the meaning set forth in Section 4.12 of this Agreement.

         "RESERVED EMPLOYEE STOCK" means the shares of Common Stock issued or issuable to employees, directors or consultants of the Company and its subsidiaries pursuant to options granted under the VeloCom Inc. Amended and Restated 1998 Stock Option Plan.

         "RULE 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

         "SALE NOTICE" shall have the meaning set forth in Section 3.1(a) of this Agreement.

         "SECURITIES ACT" shall mean the Securities Act of 1933 (or any similar successor federal statute), as amended, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

         "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities.

         "SELLING INVESTOR" shall have the meaning set forth in Section 3.2(a) of this Agreement.

         "SERIES A PREFERRED STOCK" shall mean the Company's Series A Preferred Stock, $.0001 par value per share.

         "SERIES B/B-1 PREFERRED STOCK" shall mean the Company's Series B Preferred Stock and Series B-1 Preferred Stock, $.0001 par value per share.

         "SHORT FORM REGISTRATION" shall have the meaning set forth in Section 2.1(a) of this Agreement.



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         "SLI DIRECTORS" shall have the meaning set forth in Section
5.1(a)(ii)(E) of this Agreement.

         "STOCK" shall mean Investor Stock and Other Stock.

         "STOCKHOLDERS" shall have the meaning set forth in the Introductory Paragraph of this Agreement.

         "SUBJECT INVESTOR" shall have the meaning set forth in Section 3.3 of this Agreement.

         "SUBSIDIARY" means any subsidiary of the Company over which the Company exercises control. For purposes of this definition, "control" shall mean the direct or indirect ownership by the Company of 50% or more of the voting securities of such subsidiary.

         "TAG ALONG SHARES" shall have the meaning set forth in Section 3.3 of this Agreement.

         "TELECOM DIRECTOR" shall have the meaning set forth in Section 5.1(a)(ii)(B) of this Agreement.

         "THIRD PARTY" shall have the meaning set forth in Section 3.1(a) of this Agreement.

         "THIRD-PARTY OFFER" shall have the meaning set forth in Section 3.1(a) of this Agreement.

         "UNAFFILIATED DIRECTORS" shall have the meaning set forth in Section
3.2 of this Agreement.

                                   ARTICLE II
                               REGISTRATION RIGHTS

         2.1 DEMAND REGISTRATIONS.

                  (a) REQUEST FOR REGISTRATION. At any time or times after January 26, 2002 or, if earlier, at any time following the effective date of the first registration statement filed by the Company under the Securities Act in respect of its Common Stock, the Initiating Holders may require that the Company effect a registration under the Securities Act four times utilizing a registration on Form S-1 or any similar form (a "Long Form Registration") and as many times as requested by the Initiating Holders utilizing a Form S-3 or any similar form, if available (a "Short Form Registration") (each a "Demand Registration"). Upon receipt of written notice of such demand, the Company shall promptly give written notice of the proposed registration to all other holders of Registrable Securities and shall include in such registration all Registrable Securities specified in such demand, together with all Registrable Securities of any other holder of Registrable Securities joining in such demand as are specified in a written request received by the Company within twenty (20) days after delivery of the Company's notice.



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                  (b) DEFERRAL OF DEMAND REGISTRATION. The Company shall file a registration statement with respect to each Demand Registration requested pursuant to Section 2.1(a) as soon as practicable after receipt of the demand of the Initiating Holders; provided, however, that if in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company in that such registration would interfere with a proposed primary registration of securities by the Company or any other material corporate transaction and the Board of Directors concludes, as a result, that it is advisable to defer the filing of such registration statement at such time (as evidenced by an appropriate resolution of the Board), then the Company shall have the right to defer such filing for the period during which such registration would be seriously detrimental; provided further, however, that (i) the Company may not defer the filing for a period of more than one hundred eighty (180) days after receipt of the demand of the Initiating Holders, (ii) the Company shall not exercise its right to defer a Demand Registration more than once, and (iii) if the Company undertakes a primary registration following an exercise of its deferral right, the holders of Registrable Securities shall have "piggyback" rights under Section 2.2 hereof with respect to not less than one-third (1/3) of the number of shares of Common Stock to be sold in such offering.

                  (c) UNDERWRITING. If the Initiating Holders intend to distribute the Registrable Securities covered by a Demand Registration by means of an underwritten offering, they shall so advise the Company as a part of their demand made pursuant to Section 2.1 and the Company shall include such information in its written notice to holders of Registrable Securities. Initiating Holders holding a majority of the Investor Stock shall have the right to select investment banker(s) of a recognized national reputation to administer the offering, subject to the approval of the Company's Board of Directors, such approval not to be unreasonably withheld or delayed. The right of any holder of Registrable Securities to participate in an underwritten Demand Registration shall be conditioned upon such holder's participation in such underwriting in accordance with the terms and conditions thereof, and the Company and such holders shall enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Investors and approved by the Company's Board of Directors.

                  (d) PRIORITIES. The holders of Registrable Securities shall have absolute priority over any other securities included in a Demand Registration. If other securities are included in any Demand Registration that is not an underwritten offering, all Registrable Securities included in such offering shall be sold prior to the sale of any of such other securities. In any Demand Registration that is an underwritten offering, if the managing underwriter for such offering advises the Company that in its opinion the amount of securities to be included exceeds the amount of securities which can be sold in such offering without adversely affecting the marketability thereof, the priority for including securities in such offering shall be: (i) first, any Registrable Securities (other than Management Stock) and if necessary, the number of shares to be included by a holder of Registrable Securities (other than Management Stock) in such registration shall be reduced pro rata on the basis of the percentage of the Common Stock Deemed Outstanding held by such Stockholder, (ii) any Registrable Securities which constitute Management Stock and if necessary, the number of



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shares of Management Stock to be included by a holder of Registrable Securities in such registration shall be reduced pro rata on the basis of the percentage of the Common Stock Deemed Outstanding held by such Stockholder, and (iii) all securities proposed to be included by other holders exercising similar registration rights.

         2.2 PIGGYBACK REGISTRATIONS.

                  (a) REQUEST FOR INCLUSION. If the Company shall determine to register any of its securities for its own account or for the account of other security holders of the Company on any registration form (other than Form S-4 or S-8) which permits the inclusion of Registrable Securities (a "Piggyback Registration"), the Company shall promptly give each holder of Registrable Securities written notice thereof and, subject to Section 2.2(c), shall include in such registration all the Registrable Securities requested to be included therein pursuant to the written requests of holders of Registrable Securities received within twenty (20) days after delivery of the Company's written notice to such holders.

                  (b) UNDERWRITING. If the Piggyback Registration relates to an underwritten public offering, the Company shall so advise the holders of Registrable Securities as a part of the written notice given pursuant to Section 2.2(a). In such event, the right of any holder of Registrable Securities to participate in such registration shall be conditioned upon such holder's participation in such underwriting in accordance with the terms and conditions thereof. All holders of Registrable Securities proposing to distribute their securities through such underwriting shall (together with the Company) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

                  (c) PRIORITIES. If such proposed Piggyback Registration is an underwritten offering and the managing underwriter for such offering advises the Company that the securities requested to be included therein exceeds the amount of securities that can be sold in such offering, except as provided in Section 2.1(b), the priority for including securities in such offering shall be: (i) first, any securities to be sold by the Company in such offering, (ii) second, any Registrable Securities (other than Management Stock), and if necessary, the number of shares to be included by a holder of Registrable Securities (other than Management Stock) in such registration shall be reduced pro rata on the basis of the percentage of the Common Stock Deemed Outstanding held by such Stockholder, (iii) third, any Registrable Securities which constitute Management Stock and if necessary, the number of shares of Management Stock to be included by a holder of Registrable Securities in such registration shall be reduced pro rata on the basis of the percentage of the Common Stock Deemed Outstanding held by such Stockholder, and (iv) fourth, all securities proposed to be included by other holders exercising similar registration rights.

         2.3 EXPENSES OF REGISTRATION. All Registration Expenses incurred in connection with up to two Long-Form Registrations and all Short-Form and Piggyback Registrations shall be borne by the Company; provided, however, that no registration shall count as one of the Company-paid Long Form Registrations unless the holders of Registrable Securities are



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able to register and sell at least 90% of the Registrable Securities requested to be included, it being understood that the Company will in any event pay all such Registration Expenses. All Selling Expenses relating to Registrable Securities included in any Demand Registration or Piggyback Registration shall be borne by the holders of such securities pro rata on the basis of the number of shares sold by them.

         2.4 REGISTRATION PROCEDURES. In the case of each registration effected by the Company pursuant to this Article II, the Company shall keep each holder of Registrable Securities advised in writing as to the initiation of such registration and as to the completion thereof. At its expense, the Company shall use its best efforts to:

                  (a) cause such registration to be declared effective by the Commission and, in the case of a Demand Registration, keep such registration effective for a period of one hundred eighty (180) days or until the holders of Registrable Securities included therein have completed the distribution described in the registration statement relating thereto, whichever first occurs;

                  (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder;

                  (c) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement (including post-effective amendments) as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

                  (d) obtain appropriate qualifications of the securities covered by such registration statement under state securities or "blue sky" laws in such jurisdictions as may be requested by the holders of Registrable Securities; provided, however, that the Company shall not be required to file a general consent to service of process in any jurisdiction in which it is not otherwise subject to service in order to obtain any such qualification;

                  (e) furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a holder of Registrable Securities from time to time may reasonably request;

                  (f) notify each holder of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing and, at the request of any such holder, prepare and furnish to such holder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact



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

required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                  (g) cause all Registrable Securities covered by such registration to be listed on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed;

                  (h) provide a transfer agent and registrar for all Registrable Securities covered by such registration and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                  (i) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

                  (j) in connection with any underwritten Demand Registration, the Company shall enter into an underwriting agreement reasonably satisfactory to the Initiating Holders containing customary underwriting provisions, including indemnification and contribution provisions.

         2.5 INDEMNIFICATION.

                  (a) The Company shall indemnify each holder of Registrable Securities, each of such holders' officers, directors, partners, agents, employees and representatives, and each person controlling such holder within the meaning of Section 15 of the Securities Act, with respect to each registration, qualification or compliance effected pursuant to this Article II, against all expenses, claims, losses, damages and liabilities (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and shall reimburse on an "as incurred" basis each such indemnified person for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such holder of Registrable Securities and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 2.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the



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consent of the Company (which consent shall not be unreasonably withheld or delayed) so long as the Company is reimbursing the expenses in accordance with this Agreement.

                  (b) Each holder of Registrable Securities included in any registration effected pursuant to this Article II shall indemnify the Company, each of its directors, officers, agents, employees and representatives, and each person who controls the Company within the meaning of Section 15 of the Securities Act, each other such holder of Registrable Securities and each of their officers, directors and partners, agents, employees and representatives, and each person controlling such holder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse such indemnified persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case, to the extent, but only to the extent, that such untrue statement or omission is made in such registration statement, prospectus, offering circular or other document in reliance upon and in strict conformity with written information furnished to the Company by such holder of Registrable Securities specifically for use in such registration statement; provided, however, that (x) no holder of Registrable Securities shall be liable hereunder for any amounts in excess of the net proceeds received by such holder pursuant to such registration, and (y) the obligations of such holder of Registrable Securities hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such holder.

                  (c) Each party entitled to indemnification under this Section
2.5 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense; and provided further, however, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this
Section 2.5 to the extent such failure is not materially prejudicial. No Indemnifying Party in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include an unconditional release of such Indemnified Party from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

                  (d) If the indemnification provided for in this Section 2.5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that no holder of Registrable Securities shall be liable hereunder for any amounts in excess of the net proceeds received by such holder pursuant to such registration.

                  (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in an underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

         2.6 OTHER OBLIGATIONS. With a view to making available the benefits of certain rules and regulations of the Commission which may effectuate the registration of Registrable Securities or permit the sale of Registrable Securities to the public without registration, the Company agrees to:

                  (a) after its initial registration under the Securities Act, exercise reasonable efforts to cause the Company to be eligible to utilize Form S-3 (or any similar form) for the registration of Registrable Securities;

                  (b) at such time as any Registrable Securities are eligible for transfer under Rule 144(k), upon the request of the holder of such Registrable Securities, remove any restrictive legend from the certificates evidencing such securities at no cost to such holder;

                  (c) make and keep available public information as defined in Rule 144 under the Securities Act at all times from and after ninety (90) days following its initial registration under the Securities Act;

                  (d) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements; and

                  (e) furnish any holder of Registrable Securities upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents as a holder of Registrable Securities may reasonably request in availing itself of any rule or regulation of the Commission (including Rule
144A) allowing a holder of Registrable Securities to sell any such securities without registration.

         2.7 TERMINATION OF REGISTRATION RIGHTS. The right of any holder of Registrable Securities to request inclusion of Registrable Securities in any registration pursuant to this Article II shall terminate when (i) all Registrable Securities beneficially owned by such holder of Registrable Securities may immediately be sold under Rule 144(k), and (ii) the Company's Common Stock is listed on a national securities exchange or traded in The Nasdaq Stock Market; provided, however, that the provisions of this Section 2.7 shall not apply to any holder of Registrable Securities representing more than five percent (5%) of the Company's then-outstanding Common Stock.

                                   ARTICLE III
                        RESTRICTIONS ON TRANSFER OF STOCK

         3.1 RESTRICTIONS ON TRANSFER OF MANAGEMENT STOCK.

                  (a) No shares of Management Stock or any interest therein may be transferred other than in compliance with the provisions of this Section 3.1. If at any time a Management Holder receives a bona fide offer from any person (a "Third Party") to purchase shares of Stock held by such Management Holder (a "Third-Party Offer") which such Management Holder wishes to accept, such Management Holder shall cause such Third-Party Offer to be reduced to writing and shall notify the Company and each holder of Investor Stock of such Management Holder's desire to accept the Third-Party Offer. The Management Stockholder's notice (the "Sale Notice") shall contain an irrevocable offer to sell such Stock to the Company and/or the Investors at a purchase price equal to the price contained in, and on the same terms and conditions of, the Third-Party Offer and shall be accompanied by a copy of the Third-Party Offer (which shall identify the offeror); provided, however, the Company and the Investors may pay cash to the selling Management Holder equal in amount to the fair market value of any non-cash consideration offered by the Third Party in the Third-Party Offer. At any time within 10 business days after the date of receipt by the Company of the Sale Notice, the Company shall have the right to purchase the Stock covered by the Third-Party Offer at the same price and on the same terms and conditions as the Third-Party Offer. If, at the end of such 10-business day period, the Company has not elected to purchase all Stock covered by such Third-Party Notice, the Management Holder shall provide the Sale Notice to the Investors along with a statement as to the number of shares to be purchased by the Company (if any). Within 10 business days after receipt by the Investors of such Sale Notice, each Investor, by providing notice to the Management Holder, shall have the right to purchase that portion of the shares equal to the Investors Pro Rata Number of Shares (as defined below) at the same price and on the same terms and conditions as the Third-Party

Offer. In the event any Investor does not exercise its right to purchase its respective Investors Pro Rata Number of Shares, the other Investors shall have the right to purchase such shares, and the purchase of such shares shall be allocated among the participating Investors pro rata in proportion to the Investor Stock held by such Investors, or in such other proportions as the participating Investors may agree upon. To the extent the Investors have not notified the selling Management Holder in writing of a desire to purchase all of the Stock as set forth herein, the selling Management Holder may within 90 days thereafter sell the remaining Management Stock covered by the Third-Party Offer to the Third Party on the terms set forth in the original Third-Party Offer. Any Management Stock covered by the Third Party Offer that is not so transferred during such 90-day period shall again be subject to this Section 3.1. The Company may assign its rights to purchase Management Stock pursuant to this
Section 3.1 to one or more third parties subject only to compliance with applicable securities laws; provided, however, that the Company shall offer to assign such rights to the Investors pro rata prior to offering such rights to other persons. An Investor may assign its rights to purchase Management Stock pursuant to this Section 3.1 to any of its Affiliates subject only to compliance with applicable securities laws. For purposes of this Section 3.1, the "Investors Pro Rata Number of Shares" shall be equal to that number of shares derived by multiplying the total number of shares to be purchased by the Third Party as set forth in the Sale Notice by a fraction, the numerator of which is the total number of shares of Investor Stock owned by such participating holder of Investor Stock and the denominator of which is the total number of shares of Investor Stock.

                  (b) The restrictions set forth in this Section 3.1 shall not apply to transfers of Management Stock to a Permitted Transferee of the transferring Management Holder; provided, however, that such Permitted Transferee shall agree in writing to be bound by such restrictions in connection with subsequent transfers.

         3.2 RIGHT OF FIRST NEGOTIATION.

                  (a) TRANSFER NOTICE. Any Investor (the "Selling Investor") that either (i) receives an offer to sell all or part of the shares of Investor Stock held by it that it wishes to accept or (ii) wishes to transfer all or part of the shares of Investor Stock held by it (in each case, the "Offered Shares") shall deliver a notice (the "Offer Notice") to that effect to the Company and to each of the other Investors and Other Holders (the "Offerees"), which Offer Notice shall state the number of Offered Shares it wishes to sell and the price at which it wishes to sell them.

                  (b) COMPANY NEGOTIATION PERIOD. Upon receipt by the Company of the Offer Notice, the Company shall have the exclusive right to negotiate with the Selling Investor for a period of 15 days from the receipt of the Offer Notice (the "Company Negotiation Period"). If the Selling Investor and the Company agree upon the terms of sale for all or a portion of the Offered Shares prior to the end of the Company Negotiation Period, such parties shall enter into definitive documentation to effect such transfer as contemplated by Section 3.2(e) of this Agreement. All offers made by the Selling Investor to the Company shall be delivered to the Company and to all Offerees in writing.

                  (c) INVESTOR NEGOTIATION PERIOD. If the Company elects not to enter into negotiations with the Selling Investor in respect of the Offered Shares or if the Company Negotiation Period has expired without an agreement between the Selling Investor and the Company, then the Selling Investor and the Offerees shall have a period of thirty (30) days (the "Negotiation Period") from the earlier of (i) the date the Company provides written notice of its election not to enter into negotiations with the Selling Investor or (ii) the expiration of the Company Negotiation Period, to reach an agreement on the terms of sale for the Offered Shares. Upon receipt of the Offer Notice, the Offerees shall promptly consult with each other prior to responding to the Offer Notice. If the Selling Investor and one or more Offerees agree upon the terms of sale for all or a portion of the Offered Shares prior to the end of the Negotiation Period, such parties shall enter into definitive documentation to effect such transfer as contemplated by Section 3.2(e). All offers made by the Selling Investor to any Offeree shall be delivered to all Offerees in writing. If two or more Offerees so elect to purchase the Offered Shares, unless the Offerees otherwise agree, the purchase of the Offered Shares by such electing Offerees shall be pro rata among such Offerees based on their relative ownership percentage of Stock. The Selling Investor will not be obligated to sell any Offered Shares to the Company and/or any Offerees unless the Company and/or the Offerees, as the case may be, agree to purchase all of the Offered Shares.

                  (d) SALE. If, at the end of the Negotiation Period, the Selling Investor has not reached an agreement with either the Company or with one or more Offerees to transfer all of the Offered Shares, or if the transfer is not completed within the period specified in Section 3.2(e), the Selling Investor shall have a period of one hundred and twenty (120) days following the expiration of the Negotiation Period in which to transfer the Offered Shares not otherwise sold to one or more Offerees to a third party at a price greater than or equal to (i) the lowest price at which the Selling Investor has agreed to sell any Offered Shares to the Company or any Offeree pursuant to Section 3.2(b) or (c), or (ii) if no price was agreed to, the last price offered in writing by the Selling Investor to the Company or any Offeree during the Company Negotiation Period or the Negotiation Period, as the case may be, (the "Floor Price"). If the Selling Investor desires to transfer all or part of such remaining Offered Shares to a third party at a price less than the Floor Price, it may do so if it reoffers the Offered Shares to the Company and the Offerees pursuant to the provisions of this Section 3.2. The Selling Investor shall provide each Offeree with written proof that any sale to a third party was made in compliance with this Section 3.2(d).

                  (e) TRANSFER PROCEDURES. If the Company and/or the Offerees and the Selling Investor have reached agreement with respect to the transfer of the Offered Shares, the Company and/or the Offerees and the Selling Investor shall, as promptly as practicable, but in no event later than thirty (30) days from the date of termination of the Company Negotiation Period or the Negotiation Period, as the case may be, prepare and enter into the documentation necessary to provide for such transfer (including, if necessary, any modifications or amendment to this Agreement).

                  (f) EXCEPTION FOR TRANSFERS TO PERMITTED TRANSFEREES. The restrictions in this Section 3.2 shall not apply to transfers of Investor Stock by any Investor to a Permitted

Transferee of the transferring Investor, which may be accomplished without the consent of any other party to this Agreement. Notwithstanding the foregoing, the transferring Investor shall give advance written notice to the Company of such transfer, and any such Permitted Transferee of the transferring Investor shall agree in writing to be bound by the restrictions of, and shall be given all rights of an Investor under, this Agreement.

         3.3 TAG-ALONG RIGHTS.

                  (a) Without prejudice to the provisions of Section 3.2 hereof, no Investor or group of Investors desiring to transfer shares of Investor Stock to a transferee who would hold 50% or more of the Common Stock Deemed Outstanding following such transfer, shall transfer such shares of Investor Stock unless the Company's Board of Directors and the holders of at least two-thirds of the outstanding Preferred Stock have approved such transfer. In addition, without prejudice to the provisions of Section 3.2 hereof, no Investor or a group of Investors (the "Subject Investors") desiring either (i) to transfer shares of Investor Stock to a transferee who would hold 50% or more of the Common Stock Deemed Outstanding following such transfer, or (ii) to transfer 50% or more of the Common Stock Deemed Outstanding in any transaction or series of related transactions other than to Permitted Transferees, shall transfer such shares of Investor Stock unless such Subject Investors shall have received an Offer (as defined below) from a proposed transferee which includes an offer to purchase the Tag-Along Shares held by the other Investors or Other Holders, on the same terms and conditions as have been extended to the Subject Investors. For purposes of this Agreement, "Tag-Along Shares" shall mean the number of Shares obtained by multiplying the number of Shares held by the other Investors or Other Holders as of the date of the Transfer Notice by a fraction, the numerator of which is the number of shares of Investor Stock proposed to be transferred by the Subject Investors, and the denominator of which is the total number of shares of Investor Stock held by the Subject Investors. A Transfer Notice must be given by the Subject Investors to the other Investors or Other Holders and the Company at least forty-five (45) days in advance of the proposed transfer which: (i) sets forth the number of shares of Investor Stock that such Subject Investors propose to transfer; (ii) specifies the consideration to be received by the Subject Investors in exchange for such shares of Investor Stock;
(iii) identifies the name and address of the proposed transferee; (iv) indicates the date on which the proposed transfer is to occur; and (v) includes a copy of the offer (and any related correspondence reasonably necessary to understand and evaluate such offer) (the "Offer"). Each of the other Investors or Other Holders may accept the offer to purchase included in the Offer for the Tag-Along Shares by providing written notice of its acceptance of such offer to the Company, the proposed transferee and the Subject Investors, on or prior to the twentieth
(20th) day after the delivery the Transfer Notice. If, within twenty (20) days after the receipt of the Transfer Notice, the other Investors or Other Holders have not accepted the offer to purchase included in the Offer, such Investors and Other Holders shall be deemed to have waived any and all tag-along rights with respect to the sale or other disposition of the shares of Investor Stock of the Subject Investors described in the Transfer Notice.

                  (b) If the prospective transferee limits its Offer to a specified number of shares of Investor Stock, and if the number of shares of Investor Stock that the Subject Investors propose to sell together with the number of Tag-Along Shares that the other Investors and Other Holders propose to sell exceeds such number, then the number of shares of Investor Stock and Tag-Along Shares to be sold by the Subject Investors, other Investors and Other Holders will be reduced ratably in proportion to the number of shares of Investor Stock and Tag-Along Shares proposed to be sold so that the aggregate number of shares of Investor Stock and Tag-Along Shares does not exceed the limit set by the prospective transferee.

                  (c) In the event that an Investor or Other Holder does not accept the offer from a proposed transferee as specified in Section 3.3(a), the proposed transferee shall purchase from the Subject Investors the number of shares of Investor Stock set forth in the Transfer Notice, plus the relevant number of shares of Investor Stock of the other Investors or Other Holders (if any) who have accepted such offer. In the event that an Investor or Other Holder accepts the offer from such proposed transferee, the proposed transferee shall purchase from the Subject Investors the number of shares of Investor Stock set forth in the Transfer Notice and from such other Investors and Other Holders, their Tag-Along Shares.

                                   ARTICLE IV
                            COVENANTS OF THE COMPANY

         The Company hereby covenants and agrees, so long as any Registrable Securities are outstanding, as follows:

         4.1 BASIC FINANCIAL INFORMATION. The Company shall furnish the following reports to each holder of Registrable Securities:

                  (a) As soon as practicable after the end of each fiscal year of the Company and, in any event within ninety (90) days thereafter, (i) a consolidated balance sheet of the Company and its Subsidiaries, if any, as of the end of such fiscal year, (ii) consolidated statements of income and cash flow of the Company and its Subsidiaries, if any, for such year, prepared in accordance with United States generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and audited by independent public accountants of recognized national standing selected by the Company, and (iii) a fully-diluted capitalization table of the Company.

                  (b) As soon as practicable after the end of each quarterly accounting period in each fiscal year of the Company and, in any event within forty-five (45) days thereafter, (i) a consolidated balance sheet of the Company and its Subsidiaries, if any, as of the end of each such quarterly period, (ii) an unaudited consolidated statement of income and cash flow of the Company and its Subsidiaries, if any, for such period and for the current fiscal year to date, prepared in accordance with United States generally accepted accounting principles consistently applied and setting forth in comparative form the figures for the corresponding periods of the previous fiscal year, subject to changes resulting from normal year-end audit adjustments, all in reasonable detail and certified by the chief financial officer of the Company (or the chief accounting officer if no chief financial officer is in place), except that such statements need not contain the notes required by generally accepted accounting principles, and (iii) a fully-diluted capitalization table of the Company.

         4.2 ADDITIONAL INFORMATION RIGHTS.

                  (a) The Company shall deliver the reports described below in this Section 4.2(b) to each holder of Registrable Securities owning at least two percent (2%) of the Company's Common Stock Deemed Outstanding (a "Qualified Holder"):

                           (i) Annually (prior to the commencement of each
fiscal year of the Company), the operating budget and updated five year strategic plan of the Company, in such manner and form as approved by the Board of Directors of the Company.

                           (ii) Monthly financial reports comparing the
Company's actual results to budgeted results.

                           (iii) Concurrently with delivery thereof, copies of
all reports and other written material submitted to the Board of Directors.

                  (b) Each Qualified Holder shall have full access during normal business hours and on reasonable notice to the Company to the books, records, properties and personnel of the Company.

                  (c) Each Qualified Holder hereby agrees to hold in confidence and trust and not to misuse or disclose any confidential information provided pursuant to this Section 4.2; provided, however, that an Investor shall not be prohibited from using any such information for the purpose of generating and delivering portfolio valuation information to its investors and as required to comply with applicable state and federal securities laws and regulations.

         4.3 PROMPT PAYMENT OF TAXES, ETC. The Company shall promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company or any Subsidiary; provided, however, that any such tax, assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company or such Subsidiary shall have set aside on its books adequate reserves with respect thereto; and, provided further, however, that the Company shall pay, and shall cause its Subsidiaries to pay, all such taxes, assessments, charges or levies forthwith upon the commencement of proceedings to foreclose any lien which may have attached as security therefore. The Company shall promptly pay or cause to be paid when due, in conformance with customary trade terms, all other obligations incident to the operations of the Company or its Subsidiaries, as the case may be.

         4.4 MAINTENANCE OF PROPERTIES AND LEASES. The Company shall keep its properties and those of its Subsidiaries, if any, in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and the Company and its Subsidiaries shall at all times comply with each material provision of all leases and licenses to which any of them is a party or under which any of them occupies property if the breach of such provision might have a material and adverse effect on the condition, financial or otherwise, or operations of the Company or such Subsidiaries.

         4.5 INSURANCE. The Company shall keep its assets and those of its Subsidiaries which are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion and other risks customarily insured against by companies in the Company's line of business, and the Company shall maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

         4.6 ACCOUNTS AND RECORDS. The Company and its Subsidiaries shall keep true records and books of account in which full, true and correct entries shall be made of all dealings or transactions in relation to their respective businesses and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

         4.7 INDEPENDENT ACCOUNTANTS. The Company shall retain a "Big Five" national accounting firm as its independent public accountants who shall certify the Company's financial statements at the end of each fiscal year commencing with its fiscal year ending on December 31, 1999. In the event the services of the independent public accountants so selected are terminated, the Company shall promptly thereafter notify the holders of Investor Stock and shall request the firm of independent public accountants whose services are terminated to deliver to the Investors a letter from such firm setting forth the reasons for the termination of their services. In the event of such termination, the Company shall promptly thereafter engage another "Big Five" national accounting firm as its independent public accountants. In its notice to the holders of Investor Stock, the Company shall state whether the change of accounts was recommended or approved by the Board of Directors of the Company or any committee thereof.

         4.8 COMPLIANCE WITH LAWS. The Company shall, shall use reasonable best efforts to cause its Subsidiaries to, and shall use reasonable best efforts to cause its and its Subsidiaries' employees and agents to, comply with all applicable laws, rules, regulations and policies (as they may be amended from time to time) of: (A) the United States for America, including, without limitation, the Foreign Corrupt Practices Act, the export controls imposed by the U.S. Department of Commerce, the International Traffic in Arms Regulations, the restrictions imposed by the U.S. Office of Foreign Assets Control and the anti-boycott regulations administered by the U.S. Department of Commerce and compliance the U.S. Department of the Treasury regulations, and (B) Brazil, Argentina and all other applicable countries (if any). Furthermore, the Company shall not, and shall use reasonable best efforts to cause its Subsidiaries not to, take or fail to take any action that would cause the Company, its Subsidiaries or their employees to violate or otherwise not comply with all applicable laws, rules, regulations and policies. So long as an Investor still holds shares of Investor Stock, the Company shall deliver to such Investor, and shall cause each of its Subsidiaries that qualify as "significant subsidiaries" as defined in Regulation S-X promulgated under the Securities Act of 1933, as amended, to deliver to such Investor, an annual compliance certificate evidencing compliance with this Section 4.8.

         4.9 MAINTENANCE OF CORPORATE EXISTENCE, ETC. The Company shall maintain in full force and effect its corporate existence and shall cause all of its Subsidiaries, the existence of which is deemed by the Company as necessary to conduct its business, to maintain in full force and effect their respective corporate existence. The Company and its Subsidiaries shall maintain in full force and effect all rights and franchises and all licenses and other rights in or to use patents, processes, licenses, trademarks, trade names or copyrights owned or possessed by them and deemed by the Company or such Subsidiary to be necessary to the conduct of their business.

         4.10 LIMITED PREEMPTIVE RIGHTS.

                  (a) Except for the issuance of Common Stock or any securities containing options or rights to acquire any shares of Common Stock ("Equity Securities") (i) representing Reserved Employee Stock, (ii) upon the conversion of the Series A Preferred Stock and Series B/B-1 Preferred Stock, (iii) pursuant to a public offering registered under the Securities Act, (iv) pursuant to a merger, consolidation, acquisition or similar business combination approved by the Company's Board of Directors, (v) in connection with any stock split, stock dividend, or recapitalization, (vi) to a lender or equipment lessor in connection with any loan or lease financing transaction approved by the Company's Board of Directors, (vii) in connection with strategic transactions involving the Company and non-affiliates of the Company approved by the Company's Board of Directors, the primary purpose of which is other than to raise funds for the Company (including (A) joint ventures, manufacturing, marketing or distribution arrangements or (B) technology transfer or development arrangements; provided, however, that such strategic transactions and the issuance of shares therein, have been approved by the Company's Board of Directors) or (viii) issuances of Common Stock to the Company's employees approved by the Company's Board of Directors, if the Company authorizes the issuance or sale of any Equity Securities (other than as a dividend on the outstanding Common Stock), the Company shall first offer to sell to each of the holders of Stock its "pro rata portion" of 80% of such Equity Securities. A holder's "pro rata portion" shall equal the quotient determined by dividing (1) the number of shares of Stock held by each such holder by the (2) sum of the total number of shares of Stock held by all holders of Stock. Each holder of Stock shall be entitled to purchase such Equity Securities at the most favorable price and on the most favorable terms as such Equity Securities are to be offered to any other Persons. The purchase price for all Equity Securities offered to the holders of the Stock shall be payable in cash.

                  (b) In order to exercise its purchase rights hereunder, a holder of Stock must within 15 days after receipt of written notice from the Company describing in reasonable detail the Equity Securities being offered, the purchase price thereof, the payment terms and such holder's percentage allotment deliver a written notice to the Company describing its election hereunder. If all of the Equity Securities offered to the holders of Common Stock are not fully subscribed by such holders, the remaining Equity Securities shall be reoffered by the Company to the holders purchasing their full allotment upon the terms set forth in this Section 4.10, except that such holders must exercise their purchase rights within two days after receipt of such reoffer.

                  (c) Upon the expiration of the offering periods described above, the Company shall be entitled to sell such Equity Securities which the holders of Stock have not elected to purchase during the 90 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to such holders. Any Equity Securities offered or sold by the Company after such 90-day period must be reoffered to the holders of Stock pursuant to the terms of this paragraph.

                  (d) An Investor may assign its purchase rights pursuant to this Section 4.10 to a Permitted Transferee subject only to compliance with applicable securities laws.

         4.11 ADDITIONAL INVESTOR RIGHTS. The Investors that are investment funds or investment partnerships shall, in addition to the aforementioned rights, have further rights as required for the purpose of qualifying the Investors' ownership of Stock as a "venture capital investment" for purposes of the United States Department of Labor "plan assets" regulations,
29 C.F.R.(degree) 2510.3-101 including, without limitation (a) the right to consult with and advise management of the Company on significant business issues including management's proposed annual operating plans, (b) the right to inspect the Company's facilities and books and records at reasonable times and at reasonable intervals and (c) the right to request information about the Company; provided that access to highly confidential proprietary information and facilities need not be provided. The rights set forth in this Section 4.11 may be exercised by an Affiliate of any Investor acting on behalf of such Investor.

         4.12 NEGATIVE COVENANTS. So long as any of the Preferred Stock remains outstanding, without the prior written consent of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Preferred Stock (the "Required Holders"), the Company shall not:

                  (a) create, issue or authorize the issuance of any additional Common Stock or Preferred Stock or create or authorize any new class or series of the Company's capital stock (except for issuances of Reserved Employee Stock, issuances upon conversion of Preferred Stock, issuances in connection with strategic transactions involving the Company and non-affiliates of the Company approved by the Company's Board of Directors, the primary purpose of which is other than to raise funds for the Company (including (i) joint ventures, manufacturing, marketing or distribution arrangements or (ii) technology transfer or development arrangements));

                  (b) amend the Company's Certificate of Incorporation or Bylaws;

                  (c) engage in (i) any merger, consolidation, business combination, recapitalization, or reorganization in which (1) the stockholders of the Company immediately prior to such transaction own capital stock representing less than seventy percent (70%) of the surviving company's voting power in the election of directors immediately after such transaction, or (2) the stockholders of the Company immediately prior to such transaction do not own substantially the same proportion of capital stock of the surviving company after the transaction as they owned of the Company immediately prior to the transaction (a "Disproportionate Change"); provided, however, that any change in a Stockholder's ownership percentage of less than ten percentage points shall not be deemed to be a Disproportionate Change, (ii) a liquidation or sale of substantially all of the assets by the Company or any of its subsidiaries outside the ordinary course of business, or (iii) a purchase of substantial assets by the Company or any of its subsidiaries outside the ordinary course of business;

                  (d) engage in any business other than telecommunications and multimedia communications services, including but not limited to data, voice or video transmission, cable, IP telephony, MMDS, Internet access or any other telecommunications service using wireless, wireline, fiber, LMDS or broadband access or any other technology, and also including any Internet content business;

                  (e) increase the amount of Reserved Employee Stock above twelve percent (12%) of the Company's Common Stock Deemed Outstanding; or

                  (f) engage in any transaction with an Affiliate of the Company, except for transactions involving wholly-owned subsidiaries, that is not approved by a majority of the Company's disinterested directors.

                                    ARTICLE V
                              CORPORATE GOVERNANCE

         5.1 BOARD OF DIRECTORS.

                  (a) Each Stockholder agrees to vote all securities of the Company over which such Stockholder has voting control and to take all other necessary or desirable actions within its control (whether as a stockholder, director or officer of the Company or otherwise, and including without limitation attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:

                           (i) the Company shall have a Board of Directors
comprising no more than thirteen (13) members;

                           (ii) subject to subsection (iii) below, the following
persons shall be elected to the Board of Directors:

                                    (A) Three representatives designated by the
holders of a majority of the outstanding Management Stock (the "Management Directors"); provided, however, that, until the next annual meeting of the Company's stockholders, Nicolas Kauser, David J. Leonard and Bernard Schotters shall serve as the Management Directors;

                                    (B) One representative designated by Telecom
Partners III, L.P. (such representative, the "Telecom Director"); provided, however, that, until the next annual meeting of the Company's stockholders, William J. Elsner shall serve as the Telecom Director;

                                    (C) One representative designated jointly by
Centennial Fund V, L.P. and Centennial Fund VI, L.P. (together, the "Centennial Entities," and such representative, the "Centennial Entities Director"); provided, however, that, until the next annual meeting of the Company's stockholders, Steven C. Halstedt shall serve as the Centennial Entities Director;

                                    (D) One representative designated jointly by
Crescendo World Fund, L.L.C., Eagle Ventures WF, L.L.C., Crescendo III, GbR, Crescendo III Executive Fund, L.P. and Crescendo III, L.P. (together, the "Crescendo Entities," and such representative, the "Crescendo Entities Director"); provided, however, that, until the next annual meeting of the Company's stockholders, Anthony Daffer shall serve as the Crescendo Entities Director;

                                    (E) Two representatives designated by SLI
Wireless S.A. (the "SLI Directors"); provided, however, that until the next annual meeting of the Company's stockholders, Guillermo Liberman and Luis Gonzalez Lanuza shall serve as the SLI Directors;

                                    (F) One representative designated by Formus
Communications, Inc. (the "Formus Director"); provided, however, that until the next annual meeting of the Company's stockholders, Bernard G. Dvorak shall serve as the Formus Director;

                                    (G) One director (the "Outside Director")
approved by a Nominating Committee of the Board of Directors consisting of one of the Telecom Directors, one of the SLI Directors, the Centennial Entities Director, the Crescendo Entities Director and one of the Management Directors; provided, however, that, until the next annual meeting of the Company's stockholders, Fred A. Vierra shall serve as the Outside Director;

                                    (H) One director designated by Bank of
America (the "Bank of America Director"); provided, however, that until the next annual meeting of the Company's stockholders, Jacques Gliksberg shall serve as the Bank of America Director;

                                    (I) One director designated by Chestnut Hill
VeloCom, LLC (the "Chestnut Director"); provided, however, that until the next annual meeting of the Company's stockholders, Michael Greeley shall serve as the Chestnut Director; and

                                    (J) One director designated by First Union
Investors, Inc. (the "First Union Director"); provided, however, that until the next annual meeting of the Company's stockholders, Scott Perper shall serve as the First Union Director.

                           (iii) the director appointment provisions set forth
in subsection (ii)(B), (C), (D), (E), (F), (H), (I) and (J) shall only be effective, with respect to each particular Investor, so long as such Investor entitled to appoint a director owns an aggregate of two percent (2%) or more of the Company's Common Stock Deemed Outstanding. In the event this ownership threshold is not satisfied by any of such Investors, such particular Investor's appointment provisions shall be exercised by the Company;

                           (iv) in the event that any director for any reason
ceases to serve as a member of the Board during his term of office, the resulting vacancy on the Board shall be filled by a majority vote of the Stockholders entitled to elect such director as provided in this Section 5.1;

                           (v) if the Stockholders fail within sixty (60) days
of a directorship being vacated to designate a representative to fill such directorship pursuant to the terms of this Section 5.1, the election of such director shall be accomplished in accordance with the Company's certificate of incorporation and bylaws and applicable law; and

                           (vi) any Investor who is entitled to appoint a
director pursuant to this Section 5.1 (as well as Taquari Participacoes S.A., Mellon Ventures II, L.P. and Qualcomm Incorporated) shall be entitled to have an observer present at any meeting of the Board of Directors of the Company in the event such Investor is no longer entitled to appoint a director to the Board of Directors of the Company or no longer exercises its right to appoint a director to the Board of Directors of the Company.

                  (b) To the extent that any provision of the Company's certificate of incorporation or bylaws is inconsistent with the provisions of this Agreement, the Stockholders agree to take all actions necessary to effect such amendments to the certificate of incorporation or bylaws as may be necessary and appropriate to give full effect to the provisions of this Agreement.

         5.2 MEETINGS OF THE BOARD. The Board of Directors shall meet at least six times each calendar year in accordance with an agreed-upon schedule.

         5.3 COMMITTEES. The Board of Directors shall establish audit, nominating and compensation committees and shall delegate to such committees those duties and powers as are customarily performed by committees of such type. The audit committee shall not include any of the Management Directors.

         5.4 REIMBURSEMENT OF EXPENSES. The reasonable travel expenses of each director incurred in attending or observing Board or committee meetings shall be reimbursed by the Company.

         5.5 CERTAIN APPROVALS BY STOCKHOLDERS. Without the approval of the holders of a majority of the Investor Stock, which shall not be unreasonably withheld, the Company shall not (i) engage any underwriter or placement agent for any public or private offering of securities other than an investment banking firm of recognized national reputation, (ii) issue any stock or options to employees of the Company that are not subject to vesting and/or buy-back restrictions, or (iii) waive or accelerate any vesting or buy-back restrictions with respect to Management Stock.

         5.6 CERTAIN APPROVALS BY DIRECTORS. Without limiting any other matters which shall be subject to the approval of the Board of Directors, the Company shall not, without the approval of a majority of the Board of Directors:

                  (a) approve its annual business plan and budget;

                  (b) incur any indebtedness, whether in a single transaction or any series of related transactions, which, together with all indebtedness incurred in that fiscal year, exceeds that fiscal year's budget by more than $10,000,000;

                  (c) make capital expenditures which exceed that fiscal year's budget by more than $10,000,000 in the aggregate;

                  (d) alter or amend in any way its policy regarding dividends;

                  (e) make distributions in any form to its Stockholders;

                  (f) approve of compensation to senior management of the Company;

                  (g) approve and/or adopt (i) grants of stock options to senior management of the Company, (ii) amendments to its Amended and Restated 1998 Stock Option Plan, or (iii) create any new stock option plans; or

                  (h) terminate or hire its chief executive officer, chief financial officer or chief technical officer.

                                   ARTICLE VI
                                  MISCELLANEOUS

         6.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Colorado as such laws are applied to agreements between Colorado residents entered into and performed entirely in Colorado, except that the General Corporation Law of the State of Delaware shall govern as to matters of corporate law.

         6.2 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

         6.3 ENTIRE AGREEMENT; AMENDMENT AND WAIVER. This Agreement supersedes any other agreement, whether written or oral, that may have been made or entered into by the parties hereto relating to the matters contemplated hereby and constitutes the full and entire understanding and agreement between the parties with regard to the subject hereof, and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein. In particular, the execution of this Agreement shall terminate all prior stockholders agreements and registration rights agreements, or any similar agreement to the foregoing, among any Investor or Other Holder and the Company. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Company and the holders of two-thirds of the outstanding Stock, and any such amendment, waiver, discharge or termination shall be binding on all the Stockholders. Notwithstanding the foregoing, in the event that any such amendment would have a disproportionate effect on the Series A Preferred Stock and the Series B/B-1 Preferred Stock, such amendment must be approved by the holders of two-thirds of the Stock that is Series A Preferred Stock, and also by the holders of two-thirds of the Stock that is Series B/B-1 Preferred Stock. In addition, any amendment to Section 5.1 that has the effect of taking away or adversely affecting an Investor's right to designate a director shall not be made without the affected Investor's consent. Notwithstanding the foregoing, additional Management Holders may be added as parties to this Agreement by the execution of a Joinder Agreement executed solely by the Company and the new Management Holders.

         6.4 SPECIFIC ENFORCEMENT. Any holder of Stock shall be entitled to specific enforcement of its rights under this Agreement. The parties acknowledge that money damages would be an inadequate remedy for a breach of this Agreement and consent to an action for specific performance or other injunctive relief in the event of any such breach. The Company shall reimburse the holders of Stock for all reasonable expenses incurred in securing the relief provided by this
Section 6.4.

         6.5 SEVERABILITY. Unless otherwise expressly provided herein, a Stockholder's rights hereunder are several rights, not rights jointly held with any of the other Stockholders. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         6.6 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given:
(i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, special next day delivery, with verification of receipt. All communications shall be sent to the Company at 6400 South Fiddlers Green Circle, Suite 710, Englewood, CO 80111, Attention: VP Strategic and Legal Affairs, with a copy to Holland & Hart LLP, 555 Seventeenth Street, Suite 3200, Denver, CO 80202, Attention: Mark D. Ebel, and to a

Stockholder at the address reflected in the Company's stock ledger or at such other address as such Stockholder shall have furnished to the Company in writing.

         6.7 COUNTERPARTS; FACSIMILE. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument. This Agreement may be executed and delivered by facsimile.

         6.8 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power or remedy accruing to any Stockholder under this Agreement shall impair any such right, power or remedy of such Stockholder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Stockholder of any breach or default under this Agreement or any waiver on the part of any Stockholder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Stockholder, shall be cumulative and not alternative.

         6.9 TERMINATION. The provisions of this Agreement (other than Article II hereof and related definitions) shall terminate (i) upon consummation of a Qualified Public Offering, (ii) upon consummation of the sale of all of the capital stock of the Company or (iii) on the effective date and immediately prior to: (a) the closing of any agreement for a merger or consolidation of the Company with another entity; provided that there shall be no termination of this Agreement if the persons and entities who were the stockholders of the Company immediately before such merger or consolidation continue to own, directly or indirectly, shares of the corporation resulting from such merger or consolidation having more than 70% of the total number of votes that may be cast for the election of directors of such corporation, in substantially the same proportion as their ownership of the voting securities of the Company outstanding immediately before such merger or consolidation; or (b) the closing of any sale, exchange or other disposition of all or substantially all of the Company's assets; or (c) a dissolution or liquidation of the Company's assets. The provisions of Article II shall terminate on the eighth anniversary of the date hereof.

                                    * * * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Third Amended and Restated Investors Agreement effective as of the day and year first above written.

                                       COMPANY:

                                       VELOCOM INC.


                                       -----------------------------------------
                                       Name:
                                       Title:


                                       INVESTORS:

                                       TELECOM PARTNERS II, L.P.
                                            BY: TELECOM MANAGEMENT II, L.L.C.
                                            ITS: GENERAL PARTNER

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       TELECOM PARTNERS III, L.P.
                                            BY: TELECOM MANAGEMENT III, L.L.C.
                                            ITS: GENERAL PARTNER


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       CENTENNIAL FUND V, L.P.
                                            BY: CENTENNIAL HOLDINGS V, L.P.
                                            ITS: GENERAL PARTNER

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       CENTENNIAL ENTREPRENEURS FUND V, L.P.
                                            BY: CENTENNIAL HOLDINGS V, L.P.
                                            ITS: GENERAL PARTNER


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       CENTENNIAL FUND VI, L.P.
                                            BY: CENTENNIAL HOLDINGS VI, LLC
                                            ITS: GENERAL PARTNER

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title: Managing Principal


                                       CENTENNIAL ENTREPRENEURS FUND VI, L.P.
                                            BY: CENTENNIAL HOLDINGS VI, LLC
                                            ITS: GENERAL PARTNER

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title: Managing Principal


                                       CENTENNIAL HOLDINGS I, LLC

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       CENTENNIAL STRATEGIC PARTNERS VI,
                                       L.P.
                                            BY: CSP VI MANAGEMENT, LLC
                                            ITS: GENERAL PARTNER
                                                 BY: CENTENNIAL HOLDINGS VI, LLC
                                                 ITS: MANAGING MEMBER


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title: Managing Principal


                                       CRESCENDO WORLD FUND, LLC
                                            BY: CRESCENDO VENTURES WORLD FUND,
                                            LLC
                                            ITS: GENERAL PARTNER

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       CRESCENDO III, L.P.
                                            BY: CRESCENDO VENTURES III, LLC
                                            ITS: GENERAL PARTNER

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       EAGLE VENTURES WF, LLC

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       CRESCENDO III, GbR

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       CRESCENDO III EXECUTIVE FUND, L.P.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       SLI WIRELESS S.A.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       FORMUS COMMUNICATIONS-LATIN
                                       AMERICA HOLDINGS, LLC
                                            BY: FORMUS INTERNATIONAL, INC.
                                            ITS: MANAGER


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       JANCO CAPITAL MANAGEMENT, LLC

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       BRAD PEERY CAPITAL, L.P.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       BRAD PEERY CAPITAL VENTURES, L.P.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       BRAD PEERY CAPITAL INTERNATIONAL


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       BRAD PEERY CAPITAL, INC.


                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       MELLON VENTURES II, L.P.
                                        By:  MVMA II, L.P., a Delaware Limited
                                             Partnership
                                        Its: General Partner

                                             By:  MVMA, Inc., a Delaware
                                                  Corporation
                                             Its: General Partner


                                       By:
                                          --------------------------------------
                                          Name: Jeffrey H. Anderson
                                          Title:


                                       TAQUARI PARTICIPACOES S.A.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       BLACK CORAL ENTERPRISES, INC.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       BANKAMERICA INVESTMENT CORPORATION

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       QUALCOMM INCORPORATED

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       FIRST UNION INVESTORS, INC.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       DOLPHIN COMMUNICATIONS FUND, L.P.
                                            By:  Dolphin Communications, L.P.
                                            Its: General Partner

                                                 By: Dolphin Communications,
                                                     L.L.C.
                                                 Its: General Partner

                                       By:
                                          --------------------------------------
                                          Name: Barry W. Stewart
                                          Its: Member

                                       DOLPHIN COMMUNICATIONS PARALLEL
                                       FUND, L.P.
                                            By:  Dolphin Communications, L.P.
                                            Its: General Partner

                                                 By:  Dolphin Communications,
                                                      L.L.C.
                                                 Its: General Partner

                                       By:
                                          --------------------------------------
                                          Name: Barry W. Stewart
                                          Its: Member


                                       TORONTO DOMINION INVESTMENTS, INC.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       CRI MEDIA PARTNERS, L.P.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:


                                       CRI MEDIA PARTNERS II, L.P.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       CHESTNUT HILL VELOCOM, LLC

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       NORTHWOOD VENTURES LLC

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       TD SECURITIES (USA), INC.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       -----------------------------------------
                                       Aleks Acimovic

                                       -----------------------------------------
                                       Orlin R. Jacobson

                                       -----------------------------------------
                                       Ravi Mhatre



                                       OTHER HOLDERS:

                                       -----------------------------------------
                                       David J. Leonard

                                       -----------------------------------------
                                       Gregory P. Sadler

                                       -----------------------------------------
                                       Nicolas Kauser

                                       -----------------------------------------
                                       R. Dwayne House

                                       -----------------------------------------
                                       Michael S. Quinn

                                       -----------------------------------------
                                       Bradley T. Johnson

                                       -----------------------------------------
                                       Barry L. Rowan

                                       -----------------------------------------
                                       Barry L. Rowan and Linda N. Rowan

                                       -----------------------------------------
                                       Fred A. Vierra

                                       -----------------------------------------
                                       Roxanne Vierra

                                       -----------------------------------------
                                       Robert McKenzie

                                       -----------------------------------------
                                       C. James Frank

                                       -----------------------------------------
                                       Clarence Endy

                                       -----------------------------------------
                                       Michael Lisogurski

                                       -----------------------------------------
                                       Bernard Schotters

                                       -----------------------------------------
                                       David Tomizuka

                                       REINCO CORP.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                       COMMUNICATIONS CAPITAL PARTNERS, INC.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   SCHEDULE I
                               MANAGEMENT HOLDERS

         David J. Leonard
         Gregory P. Sadler
         Nicolas Kauser
         R. Dwayne House
         Michael S. Quinn
         Bradley T. Johnson
         Barry Rowan
         David Tomizuka
         Reinco Corp. (John Gowen)

                                 FIRST AMENDMENT
                                       TO
                 THIRD AMENDED AND RESTATED INVESTORS AGREEMENT


         This First Amendment to the Third Amended and Restated Investors Agreement dated as of January 7, 2000 (the "Investors Agreement") is entered into as of February 11, 2000, by and among (i) VeloCom Inc., a Delaware corporation (the "Company"), (ii) the parties identified on the signature pages hereto as additional investors (the "Additional Investors"), (iii) the holders of the Company's Common Stock, Series A Preferred Stock, Series B Preferred Stock and/or Series B-1 Preferred Stock identified on the signature pages hereto as existing investors (the "Existing Investors"), and (iv) the additional stockholders of the Company and holders of securities that are convertible into, or exercisable or exchangable for, shares of the Company's Common Stock, identified on the signature pages hereto as other holders (the "Other Holders"). The Additional Investors, the Existing Investors and the Other Holders are referred to collectively as the "Stockholders."

                                    RECITALS

         WHEREAS, the Company, the Existing Investors and the Other Holders are parties to the Investors Agreement;

         WHEREAS, in connection with and as a condition to the purchase by the Additional Investors of 833,333 shares of the Company's Series B Preferred Stock and warrants to purchase 125,000 shares of the Company's Common Stock, the Company has agreed to provide the Additional Investors the rights set forth in the Investors Agreement; and

         WHEREAS, under Section 6.3 of the Investors Agreement, the Investors Agreement may be amended with the written consent of the Company and the holders of two-thirds of the outstanding Stock (as such term is defined in the Investors Agreement).

         In consideration of the mutual agreements, covenants and considerations contained herein, the parties hereto agree as follows:

         1. DEFINITIONS. All capitalized terms used herein without definition shall have the meanings given to them in the Investors Agreement.

         2. AMENDMENT. The definition of "Investors" set forth in the Investors Agreement is hereby amended to include the Additional Investors.

         3. ADDITIONAL INVESTORS. Upon the effectiveness of this First Amendment, the Additional Investors agree to be bound by all of the terms and conditions of the Investors Agreement applicable to Investors, as that term is defined in the Investors Agreement.

         4. NOTICES. All notices sent to the Company, to the Existing Investors, or to the Other Holders shall be sent to the addresses indicated in the Investors Agreement. All notices to the Additional Investors shall be sent to the addresses set forth below their signatures to this First Amendment.

         5. EFFECT OF AMENDMENT. Except as amended as set forth above, the Investors Agreement shall continue in full force and effect.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned parties have executed this First Amendment to Third Amended and Restated Investors Agreement as of the date set forth in the first paragraph hereof.

                                   COMPANY:

                                   VELOCOM INC.
                                   Suite 710
                                   6400 South Fiddlers Green Circle
                                   Englewood, CO 80111


                                   --------------------------------------------
                                   Name:
                                   Title:


                                   ADDITIONAL INVESTORS:

                                   INTEL CORPORATION
                                   2200 Mission College Blvd.
                                   SC4-203
                                   Santa Clara, CA 95052


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   EXISTING INVESTORS:

                                   TELECOM PARTNERS II, L.P.
                                          BY: TELECOM MANAGEMENT II, L.L.C.
                                          ITS: GENERAL PARTNER

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   TELECOM PARTNERS III, L.P.
                                            BY: TELECOM MANAGEMENT III, L.L.C.
                                            ITS: GENERAL PARTNER


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   CENTENNIAL FUND V, L.P.
                                          BY: CENTENNIAL HOLDINGS V, L.P.
                                          ITS: GENERAL PARTNER


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   CENTENNIAL ENTREPRENEURS FUND V, L.P.
                                          BY: CENTENNIAL HOLDINGS V, L.P.
                                          ITS: GENERAL PARTNER


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   CENTENNIAL FUND VI, L.P.
                                          BY: CENTENNIAL HOLDINGS VI, LLC
                                          ITS: GENERAL PARTNER


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title: Managing Principal

                                   CENTENNIAL ENTREPRENEURS FUND VI, L.P.
                                          BY: CENTENNIAL HOLDINGS VI, LLC
                                          ITS: GENERAL PARTNER

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title: Managing Principal

                                   CENTENNIAL HOLDINGS I, LLC

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   CENTENNIAL STRATEGIC PARTNERS VI, L.P.
                                          BY: CSP VI MANAGEMENT, LLC
                                          ITS: GENERAL PARTNER
                                                BY:  CENTENNIAL HOLDINGS VI, LLC
                                                ITS: MANAGING MEMBER


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title: Managing Principal

                                   CRESCENDO WORLD FUND, LLC
                                          BY: CRESCENDO VENTURES WORLD FUND, LLC
                                          ITS: MANAGING MEMBER


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   CRESCENDO III, L.P.
                                          BY: CRESCENDO VENTURES III, LLC
                                          ITS: GENERAL PARTNER

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   EAGLE VENTURES WF, LLC

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   CRESCENDO III, GbR
                                          BY:    CRESCENDO VENTURES III, LLC
                                          ITS:   GENERAL PARTNER

                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:


                                   CRESCENDO III EXECUTIVE FUND, L.P.
                                          BY:    CRESCENDO VENTURES III, LLC
                                          ITS:   GENERAL PARTNER


                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:


                                   SLI WIRELESS S.A.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   FORMUS COMMUNICATIONS-LATIN AMERICA HOLDINGS, LLC
                                         BY: FORMUS INTERNATIONAL, INC.
                                         ITS: MANAGER


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   JANCO CAPITAL, L.P.
                                         BY:   JANCO CAPITAL MANAGEMENT, LLC
                                         ITS:  GENERAL PARTNER

                                          By:
                                             ----------------------------------
                                             Name:
                                             Title:

                                   BRAD PEERY CAPITAL, L.P.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   BRAD PEERY CAPITAL VENTURES, L.P.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   BRAD PEERY CAPITAL INTERNATIONAL


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   BRAD PEERY CAPITAL, INC.


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   MELLON VENTURES II, L.P.
                                     BY:  MVMA II, L.P., A DELAWARE LIMITED
                                          PARTNERSHIP
                                     ITS:       GENERAL PARTNER

                                          BY:   MVMA, INC., A DELAWARE
                                                CORPORATION
                                          ITS:  GENERAL PARTNER


                                   By:
                                      -----------------------------------------
                                      Name:   Jeffrey H. Anderson
                                      Title:


                                   TAQUARI PARTICIPACOES S.A.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   BLACK CORAL ENTERPRISES, INC.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   BANKAMERICA INVESTMENT CORPORATION


                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   QUALCOMM INCORPORATED

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   FIRST UNION MERCHANT BANKING, LLC-1999

                                   By:    FUCP Management Company,
                                          LLC-1999
                                   Its:   Managing Member

                                          By:
                                             ----------------------------------
                                               Ted A. Gardner
                                               Managing Member


                                   DOLPHIN COMMUNICATIONS FUND, L.P.
                                         BY: DOLPHIN COMMUNICATIONS, L.P.
                                         ITS: GENERAL PARTNER

                                              BY: DOLPHIN COMMUNICATIONS, L.L.C.
                                              ITS: GENERAL PARTNER

                                   By:
                                      -----------------------------------------
                                      Name: Barry W. Stewart
                                      Its: Member

                                   DOLPHIN COMMUNICATIONS PARALLEL FUND, L.P.
                                         BY: DOLPHIN COMMUNICATIONS, L.P.
                                         ITS: GENERAL PARTNER

                                              BY: DOLPHIN COMMUNICATIONS, L.L.C.
                                              ITS: GENERAL PARTNER

                                   By:
                                      -----------------------------------------
                                      Name: Barry W. Stewart
                                      Its: Member


                                   TORONTO DOMINION INVESTMENTS, INC.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   CRI MEDIA PARTNERS, L.P.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   CRI MEDIA PARTNERS II, L.P.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   CHESTNUT HILL VELOCOM, LLC

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   NORTHWOOD VENTURES LLC

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   TD SECURITIES (USA), INC.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:


                                   --------------------------------------------
                                   Aleks Acimovic


                                   --------------------------------------------
                                   Orlin R. Jacobson


                                   --------------------------------------------
                                   Ravi Mhatre

                                   OTHER HOLDERS:


                                   --------------------------------------------
                                   David J. Leonard


                                   --------------------------------------------
                                   Gregory P. Sadler


                                   --------------------------------------------
                                   Nicolas Kauser


                                   --------------------------------------------
                                   R. Dwayne House


                                   --------------------------------------------
                                   Michael S. Quinn


                                   --------------------------------------------
                                   Bradley T. Johnson


                                   --------------------------------------------
                                   Barry L. Rowan


                                   --------------------------------------------
                                   Barry L. Rowan and Linda M. Rowan


                                   --------------------------------------------
                                   Fred A. Vierra


                                   --------------------------------------------
                                   Roxanne Vierra


                                   --------------------------------------------
                                   Robert McKenzie


                                   --------------------------------------------
                                   C. James Frank


                                   --------------------------------------------
                                   Clarence Endy

                                   --------------------------------------------
                                   Michael Lisogurski


                                   --------------------------------------------
                                   Bernard Schotters


                                   --------------------------------------------
                                   David Tomizuka

                                   REINCO CORP.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                   COMMUNICATIONS CAPITAL PARTNERS, INC.

                                   By:
                                      -----------------------------------------
                                      Name:
                                      Title:

                                SECOND AMENDMENT
                                       TO
                 THIRD AMENDED AND RESTATED INVESTORS AGREEMENT


         This Second Amendment to the Third Amended and Restated Investors Agreement dated as of January 7, 2000, as amended by the First Amendment thereto dated February 11, 2000 (the "Investors Agreement"), is entered into as of April 20, 2000, by and among (i) VeloCom Inc., a Delaware corporation (the "Company"),
(ii) the parties identified on the signature pages hereto as the holders of the Company's Series C Preferred Stock (the "Series C Investors"), (iii) the holders of the Company's Common Stock, Series A Preferred Stock, Series B Preferred Stock and/or Series B-1 Preferred Stock identified on the signature pages hereto as existing investors (the "Existing Investors"), and (iv) the additional stockholders of the Company and holders of securities that are convertible into, or exercisable or exchangable for, shares of the Company's Common Stock, identified on the signature pages hereto as other holders (the "Other Holders"). The Series C Investors, the Existing Investors and the Other Holders are referred to collectively as the "Stockholders."

                                    RECITALS

         WHEREAS, the Company, the Existing Investors and the Other Holders are all of the parties to the Investors Agreement;

         WHEREAS, in connection with and as a condition to the purchase by the Series C Investors of up to 5,150,000 shares of the Company's Series C Preferred Stock, the Company has agreed to provide the Series C Investors the rights set forth in the Investors Agreement; and

         WHEREAS, under Section 6.3 of the Investors Agreement, the Investors Agreement may be amended with the written consent of the Company and the holders of two-thirds of the outstanding Stock (as such term is defined in the Investors Agreement).

         In consideration of the mutual agreements, covenants and considerations contained herein, the parties hereto agree as follows:

                  1. DEFINITIONS. All capitalized terms used herein without definition shall have the meanings given to them in the Investors Agreement.

The Investors Agreement shall be amended by inserting the following definitions into Article I:

                  "El Paso Director" shall have the meaning set forth in Section 5.1(a)(ii)(K).

                  "Series C Preferred Stock" shall mean the Company's Series C Preferred Stock, $.0001 par value per share.

The definition of "Agreement" is amended as follows:

                  "Agreement" shall have the meaning set forth in the introductory paragraph of this Investors Agreement, as amended from time to time.

The definition of "Investor Stock" is amended as follows:

                  "Investor Stock" shall mean (i) shares of Common Stock owned by the Investors or any transferee thereof; (ii) shares of Common Stock issued or issuable upon the conversion or exercise of any stock (including, without limitation, the Series A Preferred Stock, Series B/B-1 Preferred Stock, and Series C Preferred Stock) warrants, options or other securities of the Company owned by the Investors or any transferee thereof; and (iii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) and (ii) above.

The definition of "Management Holders" is amended as follows:

                  "Management Holders" shall mean members of the Company's management that hold shares of Common Stock, Series A Preferred Stock, Series B/B-1 Preferred Stock or Series C Preferred Stock and are parties to this Agreement or have agreed to be bound by the provisions of this Agreement. As of the date hereof, the Management Holders are as set forth on Schedule I. Permitted Transferees of a Management Holder shall also be considered to be Management Holders.

The definition of "Preferred Stock" is amended as follows:

                  "Preferred Stock" shall mean all of the outstanding shares of Series A Preferred Stock, Series B Preferred Stock, Series B-1 Preferred Stock and Series C Preferred Stock.

The definition of "Stockholders" is amended as follows:

                  "Stockholders" shall have the meaning set forth in the introductory paragraph of this Investors Agreement, as may be amended from time to time.


                  2. AMENDMENT. The definition of "Investors" set forth in the Investors Agreement is hereby amended to include the Series C Investors.

                  3. LIMITED PREEMPTIVE RIGHTS. Section 4.10(a) is amended by deleting subsection (ii) in its entirety and replacing it with the following:

                  "(ii) upon the conversion of the Series A Preferred Stock, the Series B/B-1 Preferred Stock, and Series C Preferred Stock,"

                  4. BOARD OF DIRECTORS. Section 5.1 of the Investors Agreement is hereby deleted in its entirety and replaced with the following:

                  5.1 BOARD OF DIRECTORS.

                           "(a) Each Stockholder agrees to vote all securities
                  of the Company over which such Stockholder has voting control and to take all other necessary or desirable actions within its control (whether as a stockholder, director or officer of the Company or otherwise, and including without limitation attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special board and stockholder meetings), so that:

                  (i) the Company shall have a Board of Directors comprising no more than fourteen (14) members;

                  (ii) subject to subsection (iii) below, the following persons shall be elected to the Board of Directors:

                           (A) Three representatives designated by the holders of a majority of the outstanding Management Stock (the "Management Directors"); provided, however, that, until the next annual meeting of the Company's stockholders, Nicolas Kauser, David J. Leonard and Bernard Schotters shall serve as the Management Directors;

                           (B) One representative designated by Telecom Partners III, L.P. (such representative, the "Telecom Director"); provided, however, that, until the next annual meeting of the Company's stockholders, William J. Elsner shall serve as the Telecom Director;

                           (C) One representative designated jointly by Centennial Fund V, L.P. and Centennial Fund VI, L.P. (together, the "Centennial Entities," and such representative, the "Centennial Entities

                                    Director"); provided, however, that, until the next annual meeting of the Company's stockholders, Steven C. Halstedt shall serve as the Centennial Entities Director;

                           (D) One representative designated jointly by Crescendo World Fund, L.L.C., Eagle Ventures WF, L.L.C., Crescendo III, GbR, Crescendo III Executive Fund, L.P. and Crescendo III, L.P. (together, the "Crescendo Entities," and such representative, the "Crescendo Entities Director"); provided, however, that, until the next annual meeting of the Company's stockholders, Anthony Daffer shall serve as the Crescendo Entities Director;

                           (E) Two representatives designated by SLI Wireless S.A. (the "SLI Directors"); provided, however, that until the next annual meeting of the Company's stockholders, Guillermo Liberman and Luis Gonzalez Lanuza shall serve as the SLI Directors;

                           (F) One representative designated by Formus Communications, Inc. (the "Formus Director"); provided, however, that until the next annual meeting of the Company's stockholders, Bernard G. Dvorak shall serve as the Formus Director;

                           (G) One director (the "Outside Director") approved by a Nominating Committee of the Board of Directors consisting of one of the Telecom Directors, one of the SLI Directors, the Centennial Entities Director, the Crescendo Entities Director and one of the Management Directors; provided, however, that, until the next annual meeting of the Company's stockholders, Fred A. Vierra shall serve as the Outside Director;

                           (H) One director designated by Bank of America (the "Bank of America Director"); provided, however, that until the next annual meeting of the Company's stockholders, Jacques Gliksberg shall serve as the Bank of America Director;

                           (I) One director designated by Chestnut Hill VeloCom, LLC (the "Chestnut Director"); provided, however, that until the next annual meeting of the Company's stockholders, Michael Greeley shall serve as the Chestnut Director;

                           (J) One director designated by First Union Investors, Inc. (the "First Union Director"); provided, however, that until the next annual meeting of the Company's stockholders, Scott Perper shall serve as the First Union Director; and

                           (K) One director designated by El Paso Energy Communications Company (the "El Paso Director"); provided, however, that until the next annual meeting of the Company's stockholders, William Smith shall serve as the El Paso Director; and

                  (iii) the director appointment provisions set forth in subsection (ii)(B), (C), (D), (E), (F), (H), (I), (J)
                           and (K) shall only be effective, with respect to each particular Investor, so long as such Investor entitled to appoint a director owns an aggregate of two percent (2%) or more of the Company's Common Stock Deemed Outstanding. In the event this ownership threshold is not satisfied by any of such Investors, such particular Investor's appointment provisions shall be exercised by the Company;

                  (iv) in the event that any director for any reason ceases to serve as a member of the Board during his term of office, the resulting vacancy on the Board shall be filled by a majority vote of the Stockholders entitled to elect such director as provided in this
                           Section 5.1;

                  (v) if the Stockholders fail within sixty (60) days of a directorship being vacated to designate a representative to fill such directorship pursuant to the terms of this Section 5.1, the election of such director shall be accomplished in accordance with the Company's certificate of incorporation and bylaws and applicable law; and

                  (vi) any Investor who is entitled to appoint a director pursuant to this Section 5.1 (as well as Taquari Participacoes S.A., Mellon Ventures II, L.P. and Qualcomm Incorporated) shall be entitled to have an observer present at any meeting of the Board of Directors of the Company in the event such Investor is no longer entitled to appoint a director to the Board of Directors of the Company or no longer exercises its right to appoint a director to the Board of Directors of the Company.

         (b) To the extent that any provision of the Company's certificate of incorporation or bylaws is inconsistent with the provisions of this Agreement, the Stockholders agree to take all actions necessary to effect such amendments to the certificate of incorporation or bylaws as may be necessary and appropriate to give full effect to the provisions of this Agreement."

         5. ENTIRE AGREEMENT; AMENDMENT AND WAIVER. The fourth sentence of
Section 6.3 is deleted and replaced with the following sentence:

                  "Notwithstanding the foregoing, in the event that any such amendment would have a disproportionate effect on the Series A Preferred Stock, the Series B/B-1 Preferred Stock, or the Series C Preferred Stock, such amendment must be approved by the holders of two-thirds of the series of Preferred Stock that would be so affected by the amendment."

         6. AGREEMENT. Upon the effectiveness of this Second Amendment, each Series C Investor agrees to be bound by all of the terms and conditions of the Investors Agreement applicable to Investors, as that term is defined in the Investors Agreement.

         7. NOTICES. All notices sent to the Company, to the Existing Investors, or to the Other Holders shall be sent to the addresses indicated in the Investors Agreement. All notices to the Series C Investors shall be sent to the addresses set forth below their signatures to this Second Amendment.

         8. EFFECT OF AMENDMENT. Except as amended as set forth above, the Investors Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF, the undersigned parties have executed this Second Amendment to Third Amended and Restated Investors Agreement as of the date set forth in the first paragraph hereof.

                             COMPANY:

                             VELOCOM INC.
                             Suite 710
                             6400 South Fiddlers Green Circle
                             Englewood, CO 80111


                             --------------------------------------------------
                             Name: Michael S. Quinn
                             Title:  Chief Corporate Development Officer


                             SERIES C INVESTORS:

                             EL PASO ENERGY COMMUNICATIONS COMPANY
                             1001 Louisiana Street
                             P.O. Box 2511
                             Houston, TX 77002


                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:




                               ------------------------------------------------
                               Billi R. McCullough



                               ------------------------------------------------
                               Patti Reichman

                               ------------------------------------------------
                               Anne Doris



                               ------------------------------------------------
                               William Ricke



                               ------------------------------------------------
                               Rafael Steinhauser



                               ------------------------------------------------
                               Gilberto Geraldo Garbi



                               ------------------------------------------------
                               Aleks Acimovic



                               ------------------------------------------------
                               Bradley T. Johnson









                                [signatures continued on following pages]

                             EXISTING INVESTORS:

                             TELECOM PARTNERS II, L.P.
                                    BY: TELECOM MANAGEMENT II, L.L.C.
                                    ITS: GENERAL PARTNER

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:


                             TELECOM PARTNERS III, L.P.
                                      BY: TELECOM MANAGEMENT III, L.L.C.
                                      ITS: GENERAL PARTNER


                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                             CENTENNIAL FUND V, L.P.
                                    BY: CENTENNIAL HOLDINGS V, L.P.
                                    ITS: GENERAL PARTNER


                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                             CENTENNIAL ENTREPRENEURS FUND V, L.P.
                                    BY: CENTENNIAL HOLDINGS V, L.P.
                                    ITS: GENERAL PARTNER


                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                             CENTENNIAL FUND VI, L.P.
                                    BY: CENTENNIAL HOLDINGS VI, LLC
                                    ITS: GENERAL PARTNER


                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title: Managing Principal

                             CENTENNIAL ENTREPRENEURS FUND VI, L.P.
                                    BY: CENTENNIAL HOLDINGS VI, LLC
                                    ITS: GENERAL PARTNER

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title: Managing Principal

                             CENTENNIAL HOLDINGS I, LLC

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                             CENTENNIAL STRATEGIC PARTNERS VI, L.P.
                                    BY: CSP VI MANAGEMENT, LLC
                                    ITS: GENERAL PARTNER
                                          BY: CENTENNIAL HOLDINGS VI, LLC
                                          ITS: MANAGING MEMBER


                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title: Managing Principal

                             CRESCENDO WORLD FUND, LLC
                                    BY: CRESCENDO VENTURES WORLD FUND, LLC
                                    ITS: MANAGING MEMBER


                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                             CRESCENDO III, L.P.
                                    BY: CRESCENDO VENTURES III, LLC
                                    ITS: GENERAL PARTNER

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                             EAGLE VENTURES WF, LLC

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:


                             CRESCENDO III, GBR
                                    BY: CRESCENDO VENTURES III, LLC
                                    ITS: GENERAL PARTNER

                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                             CRESCENDO III EXECUTIVE FUND, L.P.
                                    BY: CRESCENDO VENTURES III, LLC
                                    ITS: GENERAL PARTNER


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                             SLI WIRELESS S.A.

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                             FORMUS COMMUNICATIONS-LATIN AMERICA HOLDINGS,
                             LLC
                                   BY: FORMUS INTERNATIONAL, INC.
                                   ITS: MANAGER


                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                             JANCO CAPITAL, L.P.
                                   BY: JANCO CAPITAL MANAGEMENT, LLC
                                   ITS: GENERAL PARTNER

                                   By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                             BRAD PEERY CAPITAL, L.P.

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                             BRAD PEERY CAPITAL VENTURES, L.P.


                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:


                             BRAD PEERY CAPITAL INTERNATIONAL


                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                             BRAD PEERY CAPITAL, INC.



                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                             MELLON VENTURES II, L.P.
                               BY: MVMA II, L.P., A DELAWARE LIMITED PARTNERSHIP
                               ITS: GENERAL PARTNER

                                       BY: MVMA, INC., A DELAWARE CORPORATION
                                       ITS: GENERAL PARTNER


                             By:
                                  ---------------------------------------------
                                    Name: Jeffrey H. Anderson
                                    Title:


                             TAQUARI PARTICIPACOES S.A.

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                             BLACK CORAL ENTERPRISES, INC.

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:


                             BANKAMERICA INVESTMENT CORPORATION


                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                             QUALCOMM INCORPORATED

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                             FIRST UNION MERCHANT BANKING, LLC-1999

                             By: FUCP Management Company, LLC-1999
                             Its: Managing Member

                                    By:
                                         --------------------------------------
                                         Ted A. Gardner
                                         Managing Member


                             DOLPHIN COMMUNICATIONS FUND, L.P.
                                   BY: DOLPHIN COMMUNICATIONS, L.P.
                                   ITS: GENERAL PARTNER

                                        BY: DOLPHIN COMMUNICATIONS, L.L.C.
                                        ITS: GENERAL PARTNER

                             By:
                                  ---------------------------------------------
                                  Name: Barry W. Stewart
                                  Its: Member

                             DOLPHIN COMMUNICATIONS PARALLEL FUND, L.P.
                                   BY: DOLPHIN COMMUNICATIONS, L.P.
                                   ITS: GENERAL PARTNER

                                        BY: DOLPHIN COMMUNICATIONS, L.L.C.
                                        ITS: GENERAL PARTNER

                             By:
                                  ---------------------------------------------
                                  Name: Barry W. Stewart
                                  Its: Member

                             TORONTO DOMINION INVESTMENTS, INC.

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:


                             CRI MEDIA PARTNERS, L.P.

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                             CRI MEDIA PARTNERS II, L.P.

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                             CHESTNUT HILL VELOCOM, LLC

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                             NORTHWOOD VENTURES LLC

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                             TD SECURITIES (USA), INC.

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                             --------------------------------------------------
                             Aleks Acimovic



                             --------------------------------------------------
                             Orlin R. Jacobson



                             --------------------------------------------------
                             Ravi Mhatre


                             INTEL CORPORATION

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:


                             OTHER HOLDERS:


                             --------------------------------------------------
                             David J. Leonard


                             --------------------------------------------------
                             Gregory P. Sadler


                             --------------------------------------------------
                             Nicolas Kauser


                             --------------------------------------------------
                             R. Dwayne House


                             --------------------------------------------------
                             Michael S. Quinn


                             --------------------------------------------------
                             Bradley T. Johnson


                             --------------------------------------------------
                             Barry L. Rowan


                             --------------------------------------------------
                             Linda M. Rowan

                             --------------------------------------------------
                             Fred A. Vierra


                             --------------------------------------------------
                             Roxanne Vierra


                             --------------------------------------------------
                             Robert McKenzie


                             --------------------------------------------------
                             C. James Frank


                             --------------------------------------------------
                             Clarence Endy


                             --------------------------------------------------
                             Michael Lisogurski


                             --------------------------------------------------
                             Bernard Schotters


                             --------------------------------------------------
                             David Tomizuka


                             REINCO CORP.

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title:

                             COMMUNICATIONS CAPITAL PARTNERS, LLC

                             By:
                                  ---------------------------------------------
                                  Name:
                                  Title: